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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of report (Date of earliest event reported): December 21, 2000


                       VERTEX PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                  Massachusetts
                            (State of incorporation)

               000-19319                           04-3039129
         (Commission File No.)          (IRS Employer Identification No.)

                               130 Waverly Street
                               Cambridge, MA 02139
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (617) 577-6000


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Item 5.   OTHER EVENTS

     Richard H. Aldrich has resigned his position as Senior Vice President and Chief Business Officer of Vertex Pharmaceuticals Incorporated. Mr. Aldrich will continue to have a role at Vertex, reporting to Joshua Boger, Ph.D., Chairman and CEO, on issues of strategy, business development and collaborations.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VERTEX PHARMACEUTICALS INCORPORATED



Dated: December 21, 2000                       By: /s/ Joshua S. Boger
                                                   -----------------------------
                                                   Joshua S. Boger
                                                   CEO